UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2012

MATTRESS FIRM HOLDING CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35354	20-8185960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5815 Gulf Freeway, Houston, Texas	77023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 923-1090

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 10, 2012, Mattress Firm Holding Corp. (the “Company”) issued a press release announcing that the Company is raising its net revenue and comparable-store sales guidance for fiscal 2011 ending January 31, 2012 and a press release announcing that the Company will be presenting at the 14th Annual ICR XChange Investor Conference on Wednesday, January 11, 2012.  Copies of the press releases, each dated January 10, 2012, are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

The information contained in this report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1         Press Release of Mattress Firm Holding Corp. dated January 10, 2012 (fiscal 2011 net revenue and comparable-store sales guidance).

99.2         Press Release of Mattress Firm Holding Corp. dated January 10, 2012 (presentation at 14th Annual ICR XChange Investor Conference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTRESS FIRM HOLDING CORP.

Date: January 10, 2012	By:	/s/ James R. Black
James R. Black
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of Mattress Firm Holding Corp. dated January 10, 2012 (fiscal 2011 net revenue and comparable-store sales guidance).

99.2	Press Release of Mattress Firm Holding Corp. dated January 10, 2012 (presentation at 14th Annual ICR XChange Investor Conference).